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                                                                      EXHIBIT 24

                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint P. DAVID NEWSOME, DONALD J. HELLWEGE, and SHAWNA L. GEHRES their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign Williams' Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint P. DAVID NEWSOME, DONALD J. HELLWEGE, and SHAWNA L. GEHRES its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 25th day of January, 2001.


/s/ HOWARD E. JANZEN                               /s/ SCOTT E. SCHUBERT
------------------------------                     -----------------------------
      Howard E. Janzen                                    Scott E. Schubert
       President and                                    Senior Vice President
   Chief Executive Officer                          and Chief Financial Officer
(Principal Executive Officer)                      (Principal Financial Officer)


                          /s/ KEN KINNEAR
                          ------------------------------
                                   Ken Kinnear
                                    Controller
                          (Principal Accounting Officer)

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/s/ KEITH E. BAILEY                                /s/ HOWARD E. JANZEN
------------------------------                     -----------------------------
       Keith E. Bailey                                    Howard E. Janzen
          Director                                            Director


/s/ JOHN C. BUMGARNER, JR.                         /s/ MICHAEL P. JOHNSON
------------------------------                     -----------------------------
    John C. Bumgarner, Jr.                               Michael P. Johnson
          Director                                            Director


/s/ STEVEN J. MALCOLM                              /s/ CUBA WADLINGTON, JR.
------------------------------                     -----------------------------
      Steven J. Malcolm                                 Cuba Wadlington, Jr.
          Director                                            Director


/s/ H. BRIAN THOMPSON                              /s/ ROBERT W. LAWLESS
------------------------------                     -----------------------------
     H. Brian Thompson                                    Robert W. Lawless
          Director                                            Director



                         /s/ ROSS K. IRELAND
                         -------------------------------
                                 Ross K. Ireland
                                    Director




                                             WILLIAMS COMMUNICATIONS GROUP, INC.


                                             By /s/ BOB F. MCCOY
                                                --------------------------------
                                                          Bob F. McCoy
ATTEST:                                              Senior Vice President

/s/ SHAWNA L. GEHRES
------------------------------
Shawna L. Gehres
Assistant Secretary